Exhibit 99.1
Last Updated 8/4/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2009 and 2008

		3 Months Ended June			6 Months Ended June
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$78	$125	$(47)	$63	$119	$(56)
2	APS Energy Services	—	—	—	(1)	—	(1)
3	SunCor	(14)	(6)	(8)	(238)	(10)	(228)
4	El Dorado	—	(5)	5	(6)	(6)	—
5	Parent Company	7	(1)	8	85	3	82

6	Income (Loss) From Continuing Operations	71	113	(42)	(97)	106	(203)

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	(5)	21	(26)	(9)	23	(32)
8	Other	2	—	2	4	—	4

9	Total	(3)	21	(24)	(5)	23	(28)

10	Net Income (Loss)	68	134	(66)	(102)	129	(231)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	(14)	—	(14)

12	Net Income (Loss) Attributable to Common Shareholders	$68	$134	$(66)	$(88)	$129	$(217)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.78	$1.24	$(0.46)	$0.62	$1.18	$(0.56)
14	APS Energy Services	—	—	—	(0.01)	0.01	(0.02)
15	SunCor	(0.14)	(0.06)	(0.08)	(2.35)	(0.09)	(2.26)
16	El Dorado	(0.01)	(0.05)	0.04	(0.06)	(0.07)	0.01
17	Parent Company	0.07	(0.01)	0.08	0.84	0.03	0.81

18	Income (Loss) From Continuing Operations	0.70	1.12	(0.42)	(0.96)	1.06	(2.02)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	(0.04)	0.21	(0.25)	(0.09)	0.23	(0.32)
20	Other	0.02	—	0.02	0.04	(0.01)	0.05

21	Total	(0.02)	0.21	(0.23)	(0.05)	0.22	(0.27)

22	Net Income (Loss)	0.68	1.33	(0.65)	(1.01)	1.28	(2.29)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	(0.14)	—	(0.14)

24	Net Income (Loss) Attributable to Common Shareholders	$0.68	$1.33	$(0.65)	$(0.87)	$1.28	$(2.15)

25	BOOK VALUE PER SHARE	$31.70	$37.22	$(5.52)	$31.70	$37.22	$(5.52)

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	101,193	100,917	276	101,048	100,856	192
27	End of Period	101,171	100,706	465	101,171	100,706	465

See Glossary of Terms.	Page 1 of 4

Last Updated 8/4/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2009 and 2008

		3 Months Ended June			6 Months Ended June
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$377	$365	$12	$633	$636	$(3)
29	Business	389	396	(7)	687	696	(9)

30	Total retail	766	761	5	1,320	1,332	(12)
	Wholesale revenue on delivered electricity
31	Traditional contracts	17	22	(5)	28	34	(6)
32	Off-system sales	12	30	(18)	34	54	(20)
33	Transmission for others	8	8	—	15	15	—
34	Other miscellaneous services	9	8	1	18	17	1

35	Total regulated operating electricity revenues	812	829	(17)	1,415	1,452	(37)

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	23	(23)	—	53	(53)

37	Total operating electric revenues	$812	$852	$(40)	$1,415	$1,505	$(90)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	3,180	3,112	68	5,679	5,886	(207)
39	Business	3,842	3,990	(148)	7,102	7,328	(226)

40	Total retail	7,022	7,102	(80)	12,781	13,214	(433)
	Wholesale electricity delivered
41	Traditional contracts	232	319	(87)	397	541	(144)
42	Off-system sales	720	610	110	1,417	1,026	391
43	Retail load hedge management	225	159	66	377	321	56

44	Total regulated electricity	8,199	8,190	9	14,972	15,102	(130)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	979	(979)	—	1,890	(1,890)

46	Total electric sales	8,199	9,169	(970)	14,972	16,992	(2,020)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$(49)	$50	$(99)	$8	$111	$(103)
48	Deferred fuel and purchased power costs — current period	15	37	(22)	(13)	26	(39)
49	Interest on deferred fuel	—	—	—	—	1	(1)
50	Amounts recovered through revenues	(37)	(64)	27	(66)	(115)	49

51	Deferred fuel and purchased power regulatory asset — ending balance	$(71)	$23	$(94)	$(71)	$23	$(94)

See Glossary of Terms.	Page 2 of 4

Last Updated 8/4/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2009 and 2008

		3 Months Ended June			6 Months Ended June
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	981,749	975,594	6,155	985,212	979,026	6,186
53	Business	125,245	123,802	1,443	125,178	123,318	1,860

54	Total	1,106,994	1,099,396	7,598	1,110,390	1,102,344	8,046
55	Wholesale customers	44	54	(10)	47	52	(5)

56	Total customers	1,107,038	1,099,450	7,588	1,110,437	1,102,396	8,041

57	Customer growth (% over prior year)	0.7%	1.6%	(0.9)%	0.7%	1.8%	(1.1)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	3,199	3,247	(48)	5,808	5,941	(133)
59	Business	3,818	4,034	(216)	7,104	7,334	(230)

60	Total	7,017	7,281	(264)	12,912	13,275	(363)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	3,239	3,190	49	5,764	6,012	(248)
62	Business	30,678	32,229	(1,551)	56,738	59,424	(2,686)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	3,259	3,328	(69)	5,895	6,068	(173)
64	Business	30,484	32,581	(2,097)	56,753	59,469	(2,716)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	6,452	6,771	(319)	6,452	6,771	(319)

	WEATHER INDICATORS

	Actual

66	Cooling degree-days	1,583	1,540	43	1,687	1,645	42
67	Heating degree-days	24	—	24	407	583	(176)
68	Average humidity	20%	17%	3%	28%	29%	(1)%

	10-Year Averages
69	Cooling degree-days	1,550	1,554	(4)	1,621	1,650	(29)
70	Heating degree-days	25	28	(3)	596	545	51
71	Average humidity	22%	22%	0%	31%	32%	(1)%

See Glossary of Terms.	Page 3 of 4

Last Updated 8/4/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2009 and 2008

		3 Months Ended June			6 Months Ended June
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,014	1,856	158	4,506	4,171	335
73	Coal	2,857	3,227	(370)	5,807	6,133	(326)
74	Gas, oil and other	1,283	1,516	(233)	2,306	2,664	(358)

75	Total generation production	6,154	6,599	(445)	12,619	12,968	(349)

	Purchased power
76	Firm load	1,890	1,603	287	2,398	2,343	55
77	Marketing and trading	726	1,506	(780)	986	2,702	(1,716)

78	Total purchased power	2,616	3,109	(493)	3,384	5,045	(1,661)

79	Total energy sources	8,770	9,708	(938)	16,003	18,013	(2,010)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	81%	74%	7%	91%	83%	8%
81	Coal	75%	85%	(10)%	77%	81%	(4)%
82	Gas, oil and other	17%	21%	(4)%	16%	18%	(2)%
83	System average	45%	49%	(4)%	46%	48%	(2)%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)
84	Single-family	1,978	3,732	(1,754)	2,815	6,723	(3,908)
85	Multi-family	364	2,263	(1,899)	903	4,151	(3,248)

86	Total	2,342	5,995	(3,653)	3,718	10,874	(7,156)

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	(7.1)%	(1.3)%	(5.8)%	(6.8)%	(0.7)%	(6.1)%
88	Unemployment rate (%, seasonally adjusted)	8.2%	5.2%	3.0%	7.8%	4.9%	2.9%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4